Exhibit 99.1 -  Certification  of Chief  Executive  Officer and Chief  Financial
                Officer
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CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Garry Drisdelle, Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Registration Statement - Form SB-2 of Mobile Tire Renew (International), Inc for the period from inception to ended March 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Registration Statement on Form SB-2 fairly presents in all material respects the financial condition and results of operations of Mobile Tire Renewal (International), Inc.

By:

    /s/ Garry Drisdelle
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Garry Drisdelle  Chief Financial Officer,
Chief Executive Officer,
President & Director
Date: January 10, 2003